Exhibit 10.23

AMENDMENT #1 TO INDEPEDNENT CONTRACTOR AGREEMENT

This Amendment #1 (“Amendment”) is dated effective October 2, 2025 (“Effective Date”) and amends that certain Independent Contractor Agreement dated effective May 5, 2025 (the “Agreement”) between Rare Resource Recycling, Inc., a Texas corporation and wholly owned subsidiary of REEcycle Holdings, Inc. (the “Company”) and Canyon View LLC, an Arizona limited liability company (“You” or “you”). Capitalized terms used but not defined herein have the meaning provided in the Agreement.

1.	Term. The Term in Section 2 of the Agreement is amended to extend through October 31, 2026.

2.	No Other Amendments. Except as amended by Section 1 of this Amendment, the Agreement remains in full force and effect.

Agreed:

Rare Resource Recycling, Inc.		Canyon View LLC

By:	/s/ Rasmus Gerdeman	By:	/s/ Tawnya Erickson
Name:	Rasmus Gerdeman	Name:	Tawnya Erickson
Title:	CEO	Title:	Owner/Member

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